EXHIBIT 99.2

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eugene B. Witkowicz,  Executive Vice President, Chief
Financial Officer and Corporate Secretary of TierOne Corporation
(the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  September 26, 2002       By: /s/ Eugene B. Witkowicz
                                    -------------------------------
                                    Eugene B. Witkowicz
                                    Executive Vice President and
                                     Chief Financial Officer














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